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                         DEVELOPMENT AGREEMENT ADDENDUM

        THIS DEVELOPMENT AGREEMENT ADDENDUM (the "Addendum") is entered into as of April 16, 1998, between Starbucks Corporation ("Starbucks") and Host International, Inc. ("Licensee").

                                   RECITALS:

        WHEREAS, Licensee and Starbucks are parties to that certain development agreement dated March 1994, as amended (the "Development Agreement"); and

        WHEREAS, the parties have developed numerous airport and other locations pursuant to the Development Agreement; and

        WHEREAS, the parties desire to amend the Development Agreement as provided herein to apply to food and beverage operations and concessions business at turnpikes, tollways and restricted access highways (the "Travel Plaza Locations");

        NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Purpose. The parties mutually desire that the Development Agreement, which currently applies to commercial airports, be extended to apply to Travel Plaza Locations.

2. Applicability to Travel Plaza Locations. The parties hereby agree that all references to airports in both the Development Agreement and the Starbucks System License Agreement attached thereto are deemed to have been revised as of the date first above written to apply to Travel Plaza Locations (except as discussed immediately below in Section 3, or by implication).

3. EXCEPTIONS TO APPLICABILITY TO TRAVEL PLAZA LOCATIONS. Notwithstanding any other provision of this Addendum, the parties mutually agree that the following new subsection is hereby added to the end of Subsection 4(b) -

                (vii) In the event that Licensee has presented to Starbucks a specific site with a Travel Plaza Location, and Starbucks does not accept such site within a Travel Plaza or Starbucks fails to approve such site within thirty (30) days following receipt of notice from Licensee, Licensee shall be free to develop such site using any brand Licensee may elect to use for that site. The failure of Starbucks to approve such initial site, however, shall not in itself authorize Licensee to develop more than the single site which Starbucks failed to authorize; therefore, in the event that a second site is available for development by Licensee at the same Travel Plaza where Starbucks failed to authorize Licensee to develop, Licensee shall nevertheless provide notice to Starbucks requesting authorization to develop such second (but different) site, even though Starbucks previously declined an initial site at such Travel Plaza Location.


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 . SITES NOT APPROVED BY STARBUCKS. In the event that Starbucks has not approved a Travel Plaza Location requested by Licensee, Licensee agrees that it shall either operate such site as- a Gourmet Bean or other in-house brand, or may offer a specialty coffee from a concept which offers coffee only as a secondary product (e.g., Ruby Moon which is offered by Cinnabon). Accordingly, Section
4(b) is amended by adding the following at the end thereof:

                      (vii) In addition to the above exceptions to protected
               status (which shall also apply to Travel Plazas), the parties agree that in the event Starbucks has not approved a Travel Plaza Location requested by Licensee, Licensee shall either operate its own branded coffee concept (currently "Gourmet Bean" which may offer "Gourmet Bean" trademarked products under the "Gourmet Bean" name), or may offer a specialty coffee from a concept which does not offer coffee as its primary product (e.g., Ruby Moon which is offered by Cinnabon).

5. ENTIRE AGREEMENT. Except as modified hereby, the Development Agreement remains in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year written below their signature.


                                          HOST INTERNATIONAL, INC.

                                          BY: /s/ [SIGNATURE ILLEGIBLE]
                                             ----------------------------------
                                           ITS: SR. VICE PRESIDENT
                                               --------------------------------

                                          STARBUCKS COOPERATION

                                          BY: /s/ A.B. CRAIG
                                             ----------------------------------
                                           ITS: Sr. V.P. Operations
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